Supplement dated April 2, 2009 to the Prospectus dated November 25, 2008

                Claymore Securities Defined Portfolio, Series 544

                               File No. 333-153835



     Notwithstanding anything to the contrary in the Prospectus, broker-dealers and other firms that sell units of eligible Claymore unit trusts are able to receive additional compensation for volume sales as described under "How We Distribute Units" in the Prospectus. Previously, eligible unit trusts included all Claymore unit trusts sold in the primary market other than Claymore municipal portfolios. Eligible unit trusts now include all Claymore unit trusts sold in the primary market including Claymore municipal portfolios.